UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

Loreto Resources Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-1380412	20-5308449
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor

New York, NY

(Address of principal executive offices)

10022

(Zip Code)

(212) 400-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 11, 2013, Adam Zive resigned as interim Chief Executive Officer and a member of the board of directors of Loreto Resources Corporation (the “Company”).  Mr. Zive’s resignation did not arise from any disagreement with the Company. As a result of Mr. Zive’s resignation, he has relinquished his title of “principal executive officer” for SEC reporting purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loreto Resources Corporation

Date: February 15, 2013	By:	/s/ Luis F. Saenz
Luis F. Saenz President